PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated July 6, 2023,
to
Prospectuses dated May 1, 2023
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

For Contracts applied for on or after August 21, 2023, the following changes apply:

The BenefitAccess Rider row of the PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES table in the FEE TABLE/ADDITIONAL INFORMATION ABOUT FEES sections is hereby deleted and replaced with the following.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
BenefitAccess Rider(1)(2) (Minimum and maximum cost of insurance charge per $1,000 of the Net Amount At Risk.) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:	Monthly	From $0.0021 to $14.74 From $0.037 to $22.11	From $0.0021 to $14.74 From $0.0037 to $22.11
Initial charge for a representative Contract Owner.(4) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:		$0.0114 $0.017	$0.0114 $0.017
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, and Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(4)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras, with a $250,000 Basic Insurance Amount.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP199
VULP21